Exhibit 10.6

EXECUTION VERSION

CONSENT, REAFFIRMATION AND FIRST AMENDMENT

TO INTERCREDITOR AGREEMENT

THIS CONSENT, REAFFIRMATION AND FIRST AMENDMENT TO INTERCREDITOR AGREEMENT (this “Reaffirmation and Amendment”) is entered into as of August 19, 2008 by and among FIFTH THIRD BANK, a Michigan banking corporation (“Fifth Third”), in its capacity as collateral agent (in such capacity, together with its successors and assigns from time to time, the “First Lien Collateral Agent”) for itself and all other “First Lien Claimholders” under and as defined in the Intercreditor Agreement referred to below, THE BANK OF NEW YORK MELLON (f/k/a The Bank of New York) (“BNY”), in its capacity as collateral agent (in such capacity, together with its successors and assigns from time to time, the “Second Lien Collateral Agent”) for itself and all other “Second Lien Claimholders” under and as defined in the Intercreditor Agreement referred to below, X-RITE, INCORPORATED, a Michigan corporation (the “Company”), and the undersigned subsidiaries of the Company (together with certain other Subsidiaries of the Company that become parties to the Intercreditor Agreement from time to time, the “Guarantor Subsidiaries”, and the Guarantor Subsidiaries, together with the Company, sometimes hereinafter referred to collectively as the “Grantors” and individually as a “Grantor”).

R E C I T A L S

A. The Grantors, the First Lien Collateral Agent, Fifth Third, as administrative agent (the “First Lien Administrative Agent”), and the First Lien Lenders are parties to a certain First Lien Credit and Guaranty Agreement dated as of October 24, 2007, as amended pursuant to that certain Forbearance Agreement and Consent, Waiver and Amendment No. 1 to First Lien Credit Agreement of even date herewith (the “First Lien Amendment Agreement”; such First Lien Credit and Guaranty Agreement, as amended pursuant to the First Lien Amendment Agreement, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time in accordance with the Intercreditor Agreement, the “First Lien Credit Agreement”).

B. The Grantors, the Second Lien Collateral Agent, BNY, as administrative agent (the “Second Lien Administrative Agent”), and the Second Lien Lenders are parties to a certain Second Lien Credit and Guaranty Agreement dated as of October 24, 2007, as amended pursuant to that certain Forbearance Agreement and Consent, Waiver and Amendment No. 1 to Second Lien Credit Agreement of even date herewith (the “Second Lien Amendment Agreement”; such Second Lien Credit and Guaranty Agreement, as amended pursuant to the Second Lien Amendment Agreement, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time in accordance with the Intercreditor Agreement, the “Second Lien Credit Agreement”).

C. The Grantors, the First Lien Collateral Agent and the Second Lien Collateral Agent are parties to that certain Intercreditor Agreement dated as of October 24, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, pursuant to this Reaffirmation and Amendment, the “Intercreditor Agreement”).

D. Concurrently herewith (i) the Grantors, the First Lien Collateral Agent, the First Lien Administrative Agent and the First Lien Lenders are entering into the First Lien Amendment Agreement, and (ii) the Grantors, the Second Lien Collateral Agent, the Second Lien Administrative Agent and the Second Lien Lenders are entering into the Second Lien Amendment Agreement.

NOW, THEREFORE, in order to induce (i) the First Lien Collateral Agent and the First Lien Lenders to enter into and deliver the First Lien Amendment Agreement and to perform their respective obligations thereunder, and (ii) the Second Lien Collateral Agent and the Second Lien Lenders to enter into and deliver the Second Lien Amendment Agreement, and to perform their respective obligations thereunder, and in each case for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

1. Definitions. Except as otherwise defined herein, all capitalized terms used but not elsewhere defined herein, including in the Recitals hereto, shall have the respective meanings ascribed to such terms in the Intercreditor Agreement.

2. Consents and Reaffirmations.

2.1 Consent and Reaffirmation by First Lien Collateral Agent. The First Lien Collateral Agent, for and on behalf of each of the First Lien Claimholders, hereby (a) acknowledges that it has received a copy of the Second Lien Amendment Agreement and hereby consents to the execution and delivery thereof, and performance of its obligations thereunder by, each of the parties thereto; and (b) acknowledges and agrees that, except as otherwise expressly set forth herein, such execution, delivery and performance shall not affect, diminish, waive, modify or otherwise impair in any way whatsoever any rights or remedies of the Second Lien Collateral Agent or any of the other Second Lien Claimholders under or pursuant to the Intercreditor Agreement or any obligations or liabilities of the First Lien Collateral Agent and the other First Lien Claimholders under or pursuant to the Intercreditor Agreement, all of which obligations and liabilities are hereby ratified, confirmed and reaffirmed in all respects.

2.2 Consent and Reaffirmation by Second Lien Collateral Agent. The Second Lien Collateral Agent, for and on behalf of each of the Second Lien Claimholders, hereby (a) acknowledges that it has received a copy of the First Lien Amendment Agreement and hereby consents to the execution and delivery thereof, and performance of its obligations thereunder by, each of the parties thereto; and (b) acknowledges and agrees that, except as otherwise expressly set forth herein, such execution, delivery and performance shall not affect, diminish, waive, modify or otherwise impair in any way whatsoever any rights or remedies of the First Lien Collateral Agent or any of the other First Lien Claimholders under or pursuant to the Intercreditor Agreement or any obligations or liabilities of the Second Lien Collateral Agent and the other Second Lien Claimholders under or pursuant to the Intercreditor Agreement, including the continued agreement of lien subordination to the extent set forth therein, all of which obligations and liabilities are hereby ratified, confirmed and reaffirmed in all respects.

2.3 Reaffirmation by Grantors.

(a) Each of the Grantors hereby acknowledges and agrees that neither the execution and delivery by the First Lien Collateral Agent or any other First Lien Claimholder of, nor performance by the First Lien Collateral Agent or any other First Lien Claimholder of any of such Person’s obligations under, the First Lien Amendment Agreement, shall affect, diminish, waive, modify or otherwise impair in any way whatsoever any rights or remedies of the First Lien Collateral Agent or any of the other First Lien Claimholders under or pursuant to the Intercreditor Agreement, or any obligations or liabilities of such Grantor under or pursuant to the Intercreditor Agreement, all of which obligations and liabilities are hereby ratified, confirmed and reaffirmed in all respects.

(b) Each of the Grantors hereby acknowledges and agrees that neither the execution and delivery by the Second Lien Collateral Agent or any other Second Lien Claimholder of, nor performance by the Second Lien Collateral Agent or any other Second Lien Claimholder of any of such Person’s obligations under, the Second Lien Amendment Agreement, shall affect, diminish, waive, modify or otherwise impair in any way whatsoever any rights or remedies of the Second Lien Collateral Agent or any of the other Second Lien Claimholders under or pursuant to the Intercreditor Agreement, or any obligations or liabilities of such Grantor under or pursuant to the Intercreditor Agreement, all of which obligations and liabilities are hereby ratified, confirmed and reaffirmed in all respects.

3. Amendments to Intercreditor Agreement. In accordance with Section 8.3 of the Intercreditor Agreement, the First Lien Collateral Agent and the Second Lien Collateral Agent have agreed to amend the Intercreditor Agreement as follows (each of such amendments to become effective as of the Amendment Effective Date):

(a) Section 1.1 of the Intercreditor Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Amendment Agreements” means, collectively, the First Lien Amendment Agreement and the Second Lien Amendment Agreement.

“Amendment Effective Date” means the “First Amendment Effective Date” under and as defined in each of the Amendment Agreements.

“First Lien Amendment Agreement” means that certain Forbearance Agreement and Consent, Waiver and Amendment No. 1 to First Lien Credit and Guaranty Agreement dated as of August 19, 2008 and effective as of the Forbearance Effective Date (as defined therein) by and among the Company, the Guarantor Subsidiaries, Fifth Third, as administrative agent, the First Lien Collateral Agent and the First Lien Lenders party thereto from time to time.

“Second Lien Amendment Agreement” means that certain Forbearance Agreement and Consent, Waiver and Amendment No. 1 to Second Lien Credit and Guaranty Agreement dated as of August 19, 2008 and effective as of the Forbearance Effective Date (as defined therein) by and among the Company, the Guarantor Subsidiaries, BNY, as administrative agent, the Second Lien Collateral Agent and the Second Lien Lenders party thereto from time to time.

(b) Section 1.1 of the Intercreditor Agreement is hereby amended by deleting the existing definition of “Cap Amount” in its entirety and replacing it with the following:

“Cap Amount” means, as of any date of determination, (a) $341,000,000 minus (b) the sum of (i) the amount of the Required Equity Issuance Mandatory Prepayment (as defined in the Amendment Agreements, as in effect on the Amendment Effective Date) in respect of principal and (ii) all other principal payments (other than in connection with a Refinancing) of term loans constituting First Lien Obligations (including voluntary and mandatory prepayments) and permanent reductions of revolving loan commitments under the First Lien Loan Documents after the date hereof accompanied by principal payments of revolving loans (other than in connection with a Refinancing).

(c) Section 5.3 of the Intercreditor Agreement is hereby amended by deleting the existing clause 5.3(a)(2) in its entirety and replacing it with the following:

“(2) increase the “Applicable Margin” or similar component of the interest rate by more than 2.0% per annum (excluding increases (A) resulting from application of the pricing grid set forth in the First Lien Credit Agreement as in effect on the Amendment Effective Date, (B) resulting from the accrual of interest at the default rate or (C) resulting from any amendment to the definition of “Applicable Margin” or the definition of “Adjusted Eurodollar Rate,” in each case pursuant to the First Lien Amendment Agreement as in effect on the Amendment Effective Date);”.

(d) Section 5.3 of the Intercreditor Agreement is hereby amended by deleting the existing clause 5.3(b)(2) in its entirety and replacing it with the following:

“(2) increase the “Applicable Margin” or similar component of the interest rate or yield provisions applicable to the Second Lien Obligations by more than 2.0% per annum (excluding increases (A) resulting from the accrual of interest at the default rate or (B) resulting from any amendment to the definition of “Applicable Margin” pursuant to the Second Lien Amendment Agreement as in effect on the Amendment Effective Date);”.

4. Miscellaneous.

4.1 This Reaffirmation and Amendment (a) shall inure to the benefit of the First Lien Collateral Agent and each of the other First Lien Claimholders, the Second Lien Collateral Agent and each of the other Second Lien Claimholders, and their respective successors and assigns, and (b) shall be binding upon the First Lien Collateral Agent and each of the other First Lien Claimholders, the Second Lien Collateral Agent and each of the other Second Lien Claimholders, each of the Grantors, and their respective successors and assigns.

4.2 Except as expressly set forth herein, no other amendments, consents, changes or modifications to the Intercreditor Agreement are intended or implied, and in all other respects the Intercreditor Agreement is hereby specifically ratified and confirmed by all parties hereto as of the First Amendment Effective Date. To the extent of a conflict between the terms of this Reaffirmation and Amendment and the Intercreditor Agreement, the terms of this

Amendment shall control. On and after the First Amendment Effective Date, each reference in the Intercreditor Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the First Lien Loan Documents and the Second Lien Loan Documents to the Intercreditor Agreement, shall mean and be a reference to the Intercreditor Agreement as amended hereby, and this Reaffirmation and Amendment and the Intercreditor Agreement shall be read together and construed as a single instrument.

4.3 The execution, delivery and performance of this Reaffirmation and Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any First Lien Claimholder or Second Lien Claimholder under, the Intercreditor Agreement.

4.4 The First Lien Collateral Agent at any time and from time to time after the execution and delivery by such Person of this Reaffirmation and Amendment, upon the request of the Second Lien Collateral Agent and at the expense of the Company, promptly shall execute and deliver such further documents and do such further acts and things as the Second Lien Collateral Agent reasonably may request in order to effect fully the purposes of this Reaffirmation and Amendment. The Second Lien Collateral Agent at any time and from time to time after the execution and delivery by such Person of this Reaffirmation and Amendment, upon the request of the First Lien Collateral Agent and at the expense of the Company, promptly shall execute and deliver such further documents and do such further acts and things as the First Lien Collateral Agent reasonably may request in order to effect fully the purposes of this Reaffirmation and Amendment.

4.5 In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

4.6 Section headings in this Reaffirmation and Amendment are included herein for convenience of reference only and shall not constitute a part of this Reaffirmation and Amendment for any other purpose or be given any substantive effect

4.7 This Reaffirmation and Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument. Sections 8.7 and 8.10 of the Intercreditor Agreement are hereby incorporated by reference herein.

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IN WITNESS WHEREOF, the First Lien Collateral Agent, the Second Lien Collateral Agent and each of the Credit Parties have caused this Reaffirmation and Amendment to be executed as of the date first above written.

FIRST LIEN COLLATERAL AGENT:

FIFTH THIRD BANK, a Michigan banking corporation, as Collateral Agent

By:	/s/ Scott DeMeester
Name:	Scott DeMeester
Title:	Vice President

IN WITNESS WHEREOF, the First Lien Collateral Agent, the Second Lien Collateral Agent and each of the Credit Parties have caused this Reaffirmation and Amendment to be executed as of the date first above written.

SECOND LIEN COLLATERAL AGENT:

THE BANK OF NEW YORK MELLON (f/k/a The Bank of New York), as Collateral Agent

By:	/s/ Robert D. Hingston
Name:	Robert D. Hingston
Title:	Vice President

IN WITNESS WHEREOF, the First Lien Collateral Agent, the Second Lien Collateral Agent and each of the Credit Parties have caused this Reaffirmation and Amendment to be executed as of the date first above written.

COMPANY:

X-RITE, INCORPORATED, a Michigan corporation

By:	/s/ Thomas J. Vacchiano, Jr.
Name:	Thomas J. Vacchiano, Jr.
Title:	Chief Executive Officer

SUBSIDIARY GUARANTORS:

OTP, INCORPORATED, a Michigan corporation
MONACO ACQUISITION COMPANY, a Michigan corporation
X-RITE GLOBAL, INCORPORATED, a Michigan corporation
X-RITE HOLDINGS, INC., a Michigan corporation
X-RITE MA, INCORPORATED, a Michigan corporation
HOLOVISION ACQUISITION COMPANY, a Michigan corporation
XR VENTURES, LLC, a Michigan limited liability company
GRETAGMACBETH, LLC, a Delaware limited liability company
PANTONE, INC., a Delaware corporation
PANTONE ASIA, INC., a Delaware corporation PANTONE GERMANY, INC., a Delaware corporation
PANTONE INDIA, INC., a Delaware corporation
PANTONE JAPAN, INC., a Delaware corporation
PANTONE U.K., INC., a Delaware corporation

By:	/s/ Thomas J. Vacchiano, Jr.
Name:	Thomas J. Vacchiano, Jr.
Title:	President